UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2017

Estre USA Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

1830, Presidente Juscelino Kubitschek Avenue,
Tower I, 3rd Floor
Itaim Bibi
São Paulo
Brazil	04543-900
(Address of principal executive offices)	(Zip code)

+55 11 3709-2300
(Registrant’s telephone number, including area code)

Boulevard Acquisition Corp. II

399 Park Avenue, 6th Floor

New York, NY
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                    Submission of Matters to a Vote of Security Holders.

On December 21, 2017, Estre USA Inc., formerly known as Boulevard Acquisition Corp. II (the “Company”), held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) a proposal to approve the adoption of the Amended and Restated Business Combination Agreement, dated as of September 11, 2017, as amended(the “Transaction Agreement”), by and among the Company, Estre Ambiental, S.A., Boulevard Acquisition Corp II Cayman Holding Company (“ESTR”) (whose name changed to Estre Ambiental, Inc. upon closing of the transaction) and BII Merger Sub Corp. (“Merger Sub”) and the merger of Merger Sub with and into the Company described therein (collectively, the “Transaction Proposal”) and (ii) a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, there were not sufficient votes to approve the Transaction Proposal or the holders of shares of Boulevard Class A common stock (the “Public Shares”) have elected to redeem an amount of Public Shares such that the minimum available cash condition to the obligation to closing of the transaction would not be satisfied (the “Adjournment Proposal”). The affirmative vote of a majority of the Public Shares and the Boulevard Class B common stock (collectively, “Boulevard Common Stock”) outstanding as of the record date, voting together as a single class, was required to approve each of the Transaction Proposal and the Adjournment Proposal.

Set forth below are the final voting results for each of the proposals:

Transaction Proposal

The Transaction Proposal was approved. The voting results of the Boulevard Common Stock were as follows:

For	Against	Abstentions
33,457,117	2,791,169	0

Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of the Boulevard Common Stock were as follows:

For	Against	Abstentions
32,460,943	3,787,343	0

Item 8.01.                    Other Events.

On December 22, 2017, the Company and ESTR issued a press release announcing the closing of the transactions pursuant to the Transaction Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESTRE USA INC.

By:	/s/ Sergio Pedreiro
	Name:	Sergio Pedreiro
	Title:	President

Date:                  December 22, 2017